PENN SERIES FUNDS, INC.

Supplement dated February 11, 2019

to the Prospectus dated May 1, 2018,

as supplemented to date

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

SMID Cap Growth Fund

Effective February, 2019, Jessica Katz replaced Michael DeSantis as co-portfolio manager of the SMID Cap Growth Fund.

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the SMID Cap Growth Fund’s “Fund Summary” section is replaced in its entirety by the following:

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Jessica Katz, Vice President, has served as a portfolio manager of the Fund since February 2019.

Daniel Zimmerman, CFA, Managing Director of GSAM, has served as portfolio manager of the Fund since December 2016.

The seventh through tenth paragraphs of the Goldman Sachs Asset Management, L.P. description under the heading “Management — Sub-Advisers” of the Prospectus are hereby replaced in their entirety by the following:

Portfolio Managers Jessica Katz and Daniel Zimmerman oversee the portfolio construction, monitoring and investment research for the SMID Cap Growth Fund.

Jessica Katz, Vice President, is a Portfolio Manager for the GSAM US Fundamental Equity Team. Jessica has primary research responsibilities for the Energy and Industrials sectors across the US Equity Strategies. Prior to joining Goldman Sachs Asset Management, Jessica spent over 7 years as a Research Analyst at Eaton Vance Management. Jessica began her investment career at Fidelity Investments, where she was an Industrials Specialist. Jessica has 13 years of investment experience. Jessica earned a BS in Mathematics and Computer Science from Salem State University in 2005.

Daniel Zimmerman, CFA, Managing Director, is a Co-Lead Portfolio Manager for the GSAM US Small/Mid Cap Growth Strategy. Dan also has primary research responsibilities for the Financials sector across the US Equity Strategies. Prior to joining Goldman Sachs Asset Management in 2008, Dan spent 5 years in the Global Investment Research (GIR) division initially covering the telecommunication services sector as a junior analyst, and then the mortgage and specialty finance sector in both a junior and senior analyst capacity. When Dan left GIR he was the lead analyst on the Mortgage and Specialty Finance sectors, including Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, and the tax preparation sector. Prior to joining the firm, Dan worked as an Investment Banking analyst at BB&T Capital Markets. Dan has 17 years of investment experience. He earned a BS/BA in Accounting and Finance from the University of Richmond in 2002 and is a CFA® charterholder.

This supplement supersedes the supplement dated August 1, 2018 with respect to the SMID Cap Growth Fund. The changes described above will have no effect on the SMID Cap Growth Fund’s investment objectives or principal investment strategies and are not expected to affect the SMID Cap Growth Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8574    02/19

Supplement dated February 11, 2019

to the Statement of Additional Information (“SAI”) dated May 1, 2018,

as supplemented to date

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

SMID Cap Growth Fund

Effective February, 2019, Jessica Katz replaced Michael DeSantis as co-portfolio manager of the SMID Cap Growth Fund.

As a result of the foregoing, the last sentence of the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information — Portfolio Managers — Goldman Sachs Asset Management, L.P. (“GSAM”),” is replaced with the following:

The portfolio managers of the SMID Cap Growth Fund did not beneficially own any shares of the Fund as of January 31, 2019.

Additionally, in the same section of the SAI, the “Other Accounts” chart is replaced in its entirety by the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sally Pope Davis, CFA	5	$8,420	0	$0	14[1]	$2,154
Robert Crystal, CFA	5	$8,420	0	$0	14[1]	$2,154
Sean A Butkus, CFA	5	$8,420	0	$0	14[1]	$2,154
Jessica Katz[2]	3	$1,952	0	$0	0	$0
Daniel Zimmerman, CFA	2	$2,424	0	$0	0	$0

[1]	One Other Account with total assets of $329 million had performance-based advisory fees.

[2]	Ms. Katz became a portfolio manager of the SMID Cap Growth Fund in February 2019. The information for Ms. Katz is provided as of December 31, 2018.

This supplement supersedes the supplement dated August 1, 2018 with respect to the SMID Cap Growth Fund. The changes described above will have no effect on the SMID Cap Growth Fund’s investment objectives or principal investment strategies and are not expected to affect the SMID Cap Growth Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM 8575    02/19